	Summary Prospectus	Ticker Symbols

Cash Management Fund	January 31, 2010	Class A: FICXX
Class B: - -

Supplemented as of May 28, 2010
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/funds.  You can also get this information at no cost by calling 1-800-423-4026 or by sending an e-mail request to admcust@firstinvestors.com.  The Fund’s prospectus and SAI, both dated January 31, 2010, supplemented as of May 28, 2010, and the financial statements included in the Fund’s most recent report to shareholders, dated September 30, 2009, are all incorporated by reference into this Summary Prospectus.

Investment Objective:  The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 99 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-42 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B
Maximum sales charge (load) imposed on purchases (as a percentage offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B
Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.00%	0.75%
Other Expenses	0.53%	0.53%
Total Annual Fund Operating Expenses	1.03%	1.78%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$105	$328	$569	$1,259
Class B shares	$581	$860	$1,164	$1,897*

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A shares	$105	$328	$569	$1,259
Class B shares	$181	$560	$964	$1,897*
* Assumes conversion to Class A shares eight years after purchase.

Principal Investment Strategies:  The Fund invests primarily in high-quality money market instruments that are determined by the Fund’s Adviser to present minimal credit risk, including but not limited to commercial paper, short-term corporate bonds and notes, floating and variable rate notes and short-term obligations of U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government).

The Fund’s portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value (“NAV”) of $1.00 per share.  These include requirements relating to the credit quality, maturity and diversification of the Fund’s investments.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis.

Principal Risks:  Although the Fund tries to maintain a $1.00 share price, it may not be able to do so.  It is therefore possible to lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are seeking income, and

■ Are seeking a conservative investment that provides a high degree of credit quality.

Here are the principal risks of investing in the Cash Management Fund:

Credit Risk.  There is a risk that the value of a money market instrument will decline if there is a default by or a deterioration in the credit quality of the issuer or a provider of a credit enhancement or demand feature.  This could cause the Fund’s NAV to decline below $1.00 per share.

Credit risk also applies to securities issued by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  These securities are supported solely by the credit of the issuing agency, instrumentality or corporation.

Interest Rate Risk.  Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates.  When interest rates rise, the market values of money market instruments decline.  This could cause the Fund’s NAV to decline below $1.00 per share.

Liquidity Risk.  The Fund may be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

Yield Risk.  The yields received by the Fund on its investments will decline as interest rates decline.

Suspension of Redemptions.  The Fund’s Board of Trustees may suspend redemptions and irrevocably liquidate the Fund as permitted by applicable law.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows the Fund’s average annual returns for 1, 5, and 10 years.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns for Calendar Years ended December 31

During the periods shown, the highest quarterly return was 1.49% (for the quarter ended September 30, 2000) and the lowest quarterly return was 0.00% (for the quarter ended December 31, 2009).

Average Annual Total Returns for Periods ended December 31, 2009
	1 Year	5 Years	10 Years
Class A Shares	0.22%	2.66%	2.49%
Class B Shares	-3.99%	1.63%	1.91%

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1-800-423-4026.  The minimum initial purchase is $1,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”).  FIC is an affiliate of the Fund’s adviser and both are subsidiaries of the same holding company.  FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds.  This may create a conflict of interest by influencing the representatives to recommend First Investors Funds over other funds.  For more information on FIC’s policies ask your representative, see the Fund’s SAI or visit First Investors website at: www.firstinvestors.com.

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